UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020 (January 21, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On January 21, 2020, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended December 31, 2019. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

NON-US GAAP FINANCIAL MEASURES (Unaudited)
The following non-US GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-US GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2018	2019	2018

Core non-interest expense:
Total non-interest expense	$33,521	$32,993	$30,956	$137,250	$125,977
Less: acquisition-related expenses	65	199	382	7,287	7,262
Less: pension settlement charges	—	—	91	—	267
Less: severance expenses	270	—	—	270	—
Core non-interest expense	$33,186	$32,794	$30,483	$129,693	$118,448

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2018	2019	2018

Efficiency ratio:
Total non-interest expense	$33,521	$32,993	$30,956	$137,250	$125,977
Less: amortization of other intangible assets	888	953	861	3,359	3,338
Adjusted total non-interest expense	32,633	32,040	30,095	133,891	122,639

Total non-interest income	17,163	16,393	14,177	64,274	56,754
Less: net gain (loss) on investment securities	94	97	—	164	(146)
Less: net loss on asset disposals and other transactions	(229)	(78)	(15)	(782)	(334)
Total non-interest income, excluding net gains and losses	17,298	16,374	14,192	64,892	57,234

Net interest income	35,121	35,754	34,121	140,838	129,612
Add: fully tax-equivalent adjustment (a)	287	314	212	1,068	881
Net interest income on a fully tax-equivalent basis	35,408	36,068	34,333	141,906	130,493

Adjusted revenue	$52,706	$52,442	$48,525	$206,798	$187,727

Efficiency ratio	61.92%	61.10%	62.02%	64.74%	65.33%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$33,186	$32,794	$30,483	$129,693	$118,448
Less: amortization of other intangible assets	888	953	861	3,359	3,338
Adjusted core non-interest expense	32,298	31,841	29,622	126,334	115,110

Adjusted revenue	$52,706	$52,442	$48,525	$206,798	$187,727

Efficiency ratio adjusted for non-core items	61.28%	60.72%	61.04%	61.09%	61.32%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2019	2019	2019	2019	2018

Tangible equity:
Total stockholders' equity	$594,393	$588,533	$579,022	$535,121	$520,140
Less: goodwill and other intangible assets	177,834	179,126	176,763	161,242	162,085
Tangible equity	$416,559	$409,407	$402,259	$373,879	$358,055

Tangible assets:
Total assets	$4,357,208	$4,396,148	$4,276,376	$4,017,119	$3,991,454
Less: goodwill and other intangible assets	177,834	179,126	176,763	161,242	162,085
Tangible assets	$4,179,374	$4,217,022	$4,099,613	$3,855,877	$3,829,369

Tangible book value per common share:
Tangible equity	$416,559	$409,407	$402,259	$373,879	$358,055
Common shares outstanding	20,698,941	20,700,630	20,696,041	19,681,692	19,565,029

Tangible book value per common share	$20.12	$19.78	$19.44	$19.00	$18.30

Tangible equity to tangible assets ratio:
Tangible equity	$416,559	$409,407	$402,259	$373,879	$358,055
Tangible assets	$4,179,374	$4,217,022	$4,099,613	$3,855,877	$3,829,369

Tangible equity to tangible assets	9.97%	9.71%	9.81%	9.70%	9.35%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2018	2019	2018

Pre-provision net revenue:
Income before income taxes	$17,627	$18,149	$16,367	$65,358	$54,941
Add: provision for loan losses	1,136	1,005	975	2,504	5,448
Add: net loss on OREO	44	5	30	98	21
Add: net loss on investment securities	—	—	—	—	146
Add: net loss on other assets	188	73	—	692	224
Add: net loss on other transactions	—	—	—	—	76
Less: net gain on investment securities	94	97	—	164	—
Less: net gain on other assets	3	—	15	8	—
Pre-provision net revenue	$18,898	$19,135	$17,357	$68,480	$60,869

Total average assets	4,350,769	4,311,389	3,990,331	4,222,540	3,871,832

Pre-provision net revenue to total average assets (annualized)	1.72%	1.76%	1.73%	1.62%	1.57%

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2018	2019	2018

Annualized net income adjusted for non-core items:
Net income	$14,860	$14,868	$13,897	$53,695	$46,255
Add: net loss on investment securities	—	—	—	—	146
Less: tax effect of loss on investment securities (a)	—	—	—	—	31
Less: net gain on investment securities	94	97	—	164	—
Add: tax effect of net gain on investment securities (a)	20	20	—	34	—
Add: net loss on asset disposals and other transactions	229	78	15	782	334
Less: tax effect of net loss on asset disposals and other transactions (a)	48	16	3	164	70
Add: acquisition-related expenses	65	199	382	7,287	7,262
Less: tax effect of acquisition-related expenses (a)	14	42	80	1,530	1,525
Add: severance expenses	270	—	—	270	—
Less: tax effect of severance expenses (a)	57	—	—	57	—
Add: pension settlement charges	—	—	91	—	267
Less: tax effect of pension settlement charges (a)	—	—	19	—	56
Less: release of deferred tax asset valuation allowance	—	—	—	—	805
Less: impact of Tax Cuts and Jobs Act on remeasurement of deferred tax assets and deferred tax liabilities	—	—	705	—	705
Net income adjusted for non-core items	$15,231	$15,010	$13,578	$60,153	$51,072

Days in the period	92	92	92	365	365
Days in the year	365	365	365	365	365
Annualized net income	$58,955	$58,987	$55,135	$53,695	$46,255
Annualized net income adjusted for non-core items	$60,427	$59,551	$53,869	$60,153	$51,072
Return on average assets:
Annualized net income	$58,955	$58,987	$55,135	$53,695	$46,255
Total average assets	$4,350,769	$4,311,389	$3,990,331	$4,222,540	$3,871,832
Return on average assets	1.36%	1.37%	1.38%	1.27%	1.19%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$60,427	$59,551	$53,869	$60,153	$51,072
Total average assets	$4,350,769	$4,311,389	$3,990,331	$4,222,540	$3,871,832
Return on average assets adjusted for non-core items	1.39%	1.38%	1.35%	1.42%	1.32%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

NON-US GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2019	2019	2018	2019	2018

Annualized net income excluding amortization of other intangible assets:
Net income	$14,860	$14,868	$13,897	$53,695	$46,255
Add: amortization of other intangible assets	888	953	861	3,359	3,338
Less: tax effect of amortization of other intangible assets (a)	186	200	181	705	701
Net income excluding amortization of other intangible assets	$15,562	$15,621	$14,577	$56,349	$48,892

Days in the period	92	92	92	365	365
Days in the year	365	365	365	365	365
Annualized net income	$58,955	$58,987	$55,135	$53,695	$46,255
Annualized net income excluding amortization of other intangible assets	$61,741	$61,975	$57,833	$56,349	$48,892

Average tangible equity:
Total average stockholders' equity	$591,112	$583,269	$507,890	$566,123	$488,139
Less: average goodwill and other intangible assets	178,494	179,487	162,790	173,768	158,115
Average tangible equity	$412,618	$403,782	$345,100	$392,355	$330,024

Return on average stockholders' equity ratio:
Annualized net income	$58,955	$58,987	$55,135	$53,695	$46,255
Average stockholders' equity	$591,112	$583,269	$507,890	$566,123	$488,139

Return on average stockholders' equity	9.97%	10.11%	10.86%	9.48%	9.48%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$61,741	$61,975	$57,833	$56,349	$48,892
Average tangible equity	$412,618	$403,782	$345,100	$392,355	$330,024

Return on average tangible equity	14.96%	15.35%	16.76%	14.36%	14.81%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01  Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 21, 2020 to discuss results of operations for the quarter and twelve months ended December 31, 2019

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 24, 2020	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer